UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Friday, February 13, 2009
Date of report (Date of earliest event reported)
EMS TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Georgia	000-06072	58-1035424
(State or other jurisdiction of incorporation or	(Commission	(I.R.S. Employer Identification No.)
organization)	File Number)
660 Engineering Drive
Norcross, Georgia 30092
(770) 263-9200
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information
Item 2.01  Completion of Acquisition or Disposition of Assets
On February 13, 2009, pursuant to a Share Purchase Agreement dated as of November 20, 2008 (the “Purchase Agreement”), by and among the Registrant, EMS Acquisition Company Limited, a UK limited company formed under the laws of England and a wholly owned subsidiary of the Registrant (“Acquisition Subsidiary”), and various shareholders owning in the aggregate approximately 81% of the shares in Satamatics Global Limited, a UK limited company (“Satamatics”), Acquisition Subsidiary purchased all of the outstanding shares of Satamatics in return for cash consideration of £30,666,667, subject to a working capital adjustment as set forth in the Purchase Agreement.
The foregoing summary is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by this reference.  The Purchase Agreement has been included to provide investors and security holders with information regarding its terms.  It is not intended to provide any other factual information about the Registrant or the Acquisition Subsidiary.  The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Purchase Agreement; may be subject to limitations agreed upon by the contracting parties, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Registrant or the Acquisition Subsidiary or any of their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of the representations, warranties and covenants may have changed after the date of the Purchase Agreement and may change in the future, which subsequent information may or may not be fully reflected in the Registrant’s public disclosures.
Section 9 Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
     (c) The following exhibits are furnished as part of this Form 8-K.

Exhibit
No.	Description

2.1	Share Purchase Agreement dated as of November 20, 2008, by and among EMS Technologies, Inc., EMS Acquisition Company Limited, Satamatics Global Limited, and various other parties.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMS TECHNOLOGIES, INC.

Date: February 19, 2009	By:	/s/ Gary B. Shell
Gary B. Shell
Senior Vice President, Chief
Financial Officer and Treasurer